UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2009

SONIC SOLUTIONS
(Exact name of registrant as specified in its charter)

California	23190	93-0925818
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Rowland Way, Suite 110 Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(415) 893-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 5, 2009, Sonic Solutions (the “Company”) issued a press release regarding its financial results for the third fiscal quarter ended December 31, 2008.  On the same day, Sonic hosted a conference call to further discuss the financial results. Copy of the transcript for the earnings conference call are attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section.  None of the information in this Item 2.02 of Form 8-K nor any of Exhibit 99.1 furnished herewith shall be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K and the exhibit furnished hereby contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are made as of the date of this press release based upon our current expectations.  All statements, other than statements of historical fact, regarding our strategy, future operations, financial position, estimated revenue, projected costs, projected savings, prospects, plans, opportunities, and objectives constitute “forward-looking statements.”  The words “may,” “will,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential” or “continue” and similar types of expressions identify such statements, although not all forward-looking statements contain these identifying words.  Such forward-looking statements include expectations regarding revenue, income, expenses, and other guidance for the fiscal quarter ending March 31, 2009 and fiscal quarter ending June 30, 2009.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Important factors that could cause such differences include, but are not limited to:

•
the negative impact of current macroeconomic conditions on consumers and associated impact on their ability and inclination to spend on leisure and entertainment related activities and related software and electronics;

•
the timely introduction and acceptance of new products and services, including but not limited to the rate of acceptance of our Qflix initiative, online services and high-definition products by content owners, original equipment manufacturers and consumers;

•	competing products and services that may, now or in the future, be available to consumers;

•	pricing pressures associated with products or services offered by current or future competitors;

•	our ability to maintain sufficient liquidity and continue to fund our capital needs;

•	the costs associated with new product and service introductions and the possible adverse effects on gross margins;

•	fluctuations in demand for our products and services;

•	unforeseen increases in operating expenses;

•	loss of significant customers, major distributors or key suppliers;

•	risks related to acquisitions and the integration of acquired business, assets, personnel and systems;

•	risks associated with international operations;

•	risks associated with new or adverse government regulations and regulatory developments;

•	the loss of key management personnel;

•	costs of Sarbanes Oxley (“SOX”) compliance or business expansion;

•	costs associated with litigation or patent prosecution and intellectual property claims; and

•	changes in effective tax rates.

Other risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to:

•	tax issues or liability that relate to adjustments to the measurement dates associated with stock options issued by us;

•	unforeseen issues resulting from the restatement of our financial statements and related matters; and

•	the impact of litigation related to our stock options grant practices or any restatement of its financial statements.

This Current Report on Form 8-K and the exhibit furnished hereby should be read in conjunction with Sonic’s most recent annual report on Form 10-K filed on June 23, 2008, Quarterly Report on Form 10-Q filed on February 9, 2008 and Sonic’s other reports filed with the Securities and Exchange Commission, which contain more detailed discussion of risks and uncertainties that may affect future results. Sonic does not undertake to update any forward-looking statements unless otherwise required by law.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBIT.

(d)	Exhibit

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit	Description

99.1	Transcript of earnings conference call that occurred after market on February 5, 2009 discussing its earnings results for the quarter ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC SOLUTIONS

By:	/s/ David C. Habiger
	Name:	David C. Habiger
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

Date: February 11, 2009